Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made and entered into by and among Integrated Information Systems, Inc., a Delaware corporation (the "Company"), and those who have executed a Signature Page to this Agreement (collectively the "Purchasers" and each individually a "Purchaser"). With respect to the initial Purchaser of Shares under that certain Series A 8% Convertible Preferred Stock Purchase Agreement by and among the parties hereto (the "Purchase Agreement"), the effective date of this Agreement shall be February 26, 2003.

                                    RECITALS

      WHEREAS, IIS and Purchasers are parties to the Purchase Agreement, pursuant to which the Purchasers have agreed to purchase shares of the Series A 8% Convertible Preferred Stock of IIS (the "Preferred Stock");

      WHEREAS, shares of the Preferred Stock are convertible into shares (the "Conversion Shares") of the $0.001 par value common stock of IIS (the "Common Stock") on the terms and conditions set forth in the Purchase Agreement; and

      WHEREAS, IIS has agreed to grant to Purchasers registration rights in the Conversion Shares on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, IIS and Purchasers agree as follows:

      1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

            a. "Commission" shall mean the Securities and Exchange Commission, or any successor agency.

            b. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

            c. "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

            d. "Registrable Securities" shall mean all of the following to the extent the same have not been sold to the public: (i) the Conversion Shares; or
(ii) stock issued in respect of the Conversion Shares in any reorganization; or
(iii) stock issued in respect of the Conversion


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Shares as a result of a stock split, stock dividend, recapitalization or combination. Notwithstanding the foregoing, Registrable Securities shall not include otherwise Registrable Securities: (i) sold by a person or entity other than the original Purchaser of the Preferred Stock which was converted into Conversion Shares (except as permitted by Section 12); or (ii) (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale or
(C) the registration rights associated with such securities have been terminated pursuant to Section 13 of this Agreement.

            e. "Rule 144" shall mean Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, but shall not include Rule 144A.

            f. "Rule 144A" shall mean Rule 144A under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, but shall not include Rule 144.

            g. "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

      2. Restrictions on Transferability. The Registrable Securities (as defined herein) shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act.

      3. Restrictive Legend. Each certificate representing Registrable Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws or otherwise):

      THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED, OR OTHERWISE DISTRIBUTED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, OFFER, PLEDGE OR OTHER DISTRIBUTION FOR VALUE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

Each Purchaser consents to IIS making a notation on its records and giving instructions to any transfer agent of the Registrable Securities in order to implement the restrictions on transfer established in this Agreement.


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      4. Notice of Proposed Transfer. Each Purchaser agrees not to make any disposition of all or any portion of any Registrable Securities unless and until:

            a. There is in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            b. (i) Such Purchaser shall have notified IIS of the proposed disposition and shall have furnished IIS with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by IIS, such Purchaser shall furnish IIS with an opinion of counsel, reasonably satisfactory to IIS that such disposition shall not require registration of such shares under the Securities Act.

      5. Piggyback Registration.

            a. The registration rights granted herein may be exercised by a Purchaser on not more than two occasions. If at any time or from time to time, IIS shall determine to register any of its Common Stock, for its own account or the account of any of its other shareholders, other than (X) a registration on Form S-8, or its successor form, relating to employee benefit plans, (Y) a registration on Form S-4, or its successor form, relating to a transaction of the type specified in paragraph (a) of SEC Rule 145, a merger in which the applicable state law would not require the solicitation of the votes or consents of all of the security holders of the company being acquired, an exchange offer for securities of the issuer or another entity or any combination of the foregoing or relating to the or resale of any such securities acquired pursuant to such a registration statement, or (Z) a transaction relating solely to the sale of debt, convertible debt or convertible preferred instruments, which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, IIS will:

                  i. give Purchasers written notice thereof as soon as practicable prior to filing the registration statement; and

                  ii. include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from IIS by Purchasers, except as set forth in Subsection 5.b. below.

            b. If the registration is for a registered public offering involving an underwriting, IIS shall so advise Purchasers as a part of the written notice given pursuant to Subsection 5.a.i. In such event, the right of Purchasers to registration pursuant to Section 5 shall be conditioned upon Purchasers' participation in such underwriting and the inclusion of Purchasers' Registrable Securities in the underwriting to the extent provided herein. Purchasers, IIS and any other holders of securities of IIS distributing their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by IIS. Notwithstanding any other provision of this Section 5, if the managing underwriter determines that marketing factors require a limitation


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of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. IIS shall so advise Purchasers and any other holders distributing their securities through such underwriting pursuant to piggyback registration rights similar to those granted hereunder, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among Purchasers and all such other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by Purchasers and such other holders at the time of filing the registration statement. If any holder disapproves of the terms of any such underwriting, such holder may elect to withdraw therefrom by written notice to IIS and the managing underwriter.

      6. Expenses of Registration. All expenses incurred in connection with registration, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel for IIS shall be borne by IIS, except that IIS shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities or fees of a separate legal counsel of a Holder.

      7. Registration Procedures. In the case of each registration effected by IIS pursuant to this Agreement in which a Purchaser participates, IIS will keep such Purchaser advised in writing as to the initiation of each registration and as to the completion thereof. At its expense IIS will:

            a. keep such registration continuously effective for a period of ninety (90) days, respectively, or, such reasonable period necessary to permit Purchasers to complete the distribution described in the registration statement relating thereto, whichever first occurs;

            b. promptly prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act;

            c. furnish such number of prospectuses and other documents incident thereto as Purchasers from time to time may reasonably request;

            d. use best efforts to cause the Registrable Securities covered by such registrations to be listed on each securities exchange at which similar securities issued by IIS are then listed; and

            e. notify Purchasers, at any time a prospectus covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.


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      8. Indemnification.

            a. In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 5, IIS will indemnify and hold harmless Purchasers against any losses, claims, damages or liabilities, joint or several, to which Purchasers may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by IIS of any rule or regulation promulgated under the Securities Act or any state securities law applicable to IIS and relating to action or inaction required of IIS in connection with any such registration, and will reimburse Purchasers for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that IIS will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to IIS by Purchasers for use therein.

            b. Each Purchaser will, if Registrable Securities held by or issuable to such Purchaser are included in the securities as to which such registration is being effected, indemnify and hold harmless IIS, each of its directors and officers, each person who controls IIS and each underwriter within the meaning of the Securities Act, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse IIS, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to IIS by such Purchaser for use therein.

            c. Each party entitled to indemnification under this Section 8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment


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to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

            d. If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            e. The indemnification provided by this Section 8 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any party entitled to indemnification hereunder and the expiration or termination of this Agreement.

      9. Lockup Agreement. In consideration for IIS agreeing to its obligations under this Agreement, each Purchaser agrees in connection with any registration of IIS' securities (whether or not such Purchaser is participating in such registration) upon the request of IIS and the underwriters managing any underwritten offering of IIS' securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of IIS or such underwriters, as the case may be, for such period of time from the effective date of such registration as IIS and the underwriters may specify.

      10. Information. Each Purchaser shall promptly furnish to IIS such information regarding himself, herself or itself and any distribution proposed by such Purchaser as IIS may request in writing and as shall be required in connection with any registration referred to herein.

      11. Rule 144 and l44A Reporting. With a view to making available to Purchasers the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, IIS agrees to: (a) make and keep public information available, as those terms are understood and defined in Rule 144 and Rule l44A; and (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of IIS under the Securities Act and the Exchange Act.


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      12. Transfer of Registration Rights. The rights to cause IIS to register
Registrable Securities and keep information available granted to Purchasers by IIS under Section 5 may be assigned by a Purchaser to immediate family members, partners, shareholders or affiliates of such Purchaser; provided, that IIS is given written notice by the Purchaser at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned; and, provided, further, that any such transferee or assignee agrees to be bound by the terms herein (in which case, references to Purchaser herein shall be deemed to be references to each such transferee and assignee).

      13. Termination of Rights. This Agreement shall terminate on the earlier of (a) the end of the first three-month period in which a Purchaser may then sell all of its Registrable Securities without registration under the Securities Act by virtue of Rule 144 or (b) the fifth anniversary of the date hereof.

      14. Representations and Warranties of IIS. IIS represents and warrants to Purchasers as follows:

            a. The execution, delivery and performance of this Agreement by IIS has been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or Bylaws of IIS, as the same have been amended and restated through the date hereof.

            b. This Agreement has been duly executed and delivered by IIS and constitutes the legal, valid and binding obligation of IIS, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally and
(ii) the availability of equitable remedies as such remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at law).

      15. Miscellaneous.

            a. Amendments. Other than subsequent Purchasers joining in this Agreement by executing a signature page hereto, this Agreement may be amended only by a writing signed by all parties hereto.

            b. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.


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            c. Notices, Etc. All notices, consents, waivers and other
communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when: (i) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid);
(ii) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (iii) received or rejected by the addressee, if sent by certified mail, return receipt requested, to IIS at the following address (and to Purchasers and permitted transferees and assignees at the address shown for such Purchasers, transferees and assignees on the register for the Preferred Stock or Common Stock, as applicable):

        IIS:              Integrated Information Systems, Inc.
                          1480 South Hohokam Drive, Tempe, Arizona 85281
                          Attention: Secretary
                          Fax Number: 480-317-8010

            d. Nonpublic Information. Any other provisions of this Agreement to the contrary notwithstanding, IIS' obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 30 days (and for periods not exceeding, in the aggregate, 60 days in any 24-month period) if there exists at the time material non-public information relating to IIS which, in the reasonable opinion of IIS, should not be disclosed.

            e. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

            f. Dilution. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

            g. Arbitration. Any controversy relating to this Agreement, any transaction contemplated hereby, or relating to the breach hereof shall be settled by arbitration in Phoenix, Arizona in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The award rendered by the arbitrator(s) shall be final and judgment upon the award rendered by the arbitrator(s) may be entered upon it in any court having jurisdiction thereof. The arbitrator(s) shall possess the powers to issue mandatory orders and restraining orders concerning such arbitration. The expenses of the arbitration shall be borne by the losing party unless otherwise allocated by the arbitrator(s).

            h. Entire Agreement and Modification. This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter.


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            i. Governing Law. This Agreement will be governed by and construed under the laws of the State of Arizona without regard to conflicts-of-laws principles that would require the application of any other law.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                           Integrated Information Systems, Inc.,
                                           a Delaware corporation


                                           By: /s/ Donald H. Megrath
                                           Name: Donald H. Megrath
                                           Title: Chief Financial Officer


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                                 SIGNATURE PAGE
                                       TO
                          REGISTRATION RIGHTS AGREEMENT
                                  BY AND AMONG
                      INTEGRATED INFORMATION SYSTEMS, INC.
                                       AND
                          THE PURCHASERS NAMED THEREIN

                                    Purchaser:


                                    /s/ James G. Garvey, Jr.


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